Knights Bridge Capital
                            27 Reid Street, 1st Floor
                            Hamilton, HM NX, Bermuda

                       Tel: 441-295-1820/Fax: 441-295-5491

                                CathayOnline Inc.
                            Financing Terms Agreement

                                December 12, 2000

1. Issuer: CathayOnline Inc. (CAOL or Company) a Nevada corporation with its principal office located at:

          575 Madison Avenue
          New York, NY 10022
          Tel: (212) 888-6822
          Fax: (212) 888-1212
          Email: glenno@cathayonline.com

2. Purchaser: Knights Bridge Capital and other purchasers (collectively Purchaser(s)). All Purchaser(s) shall be accredited investors as Defined by Rule 501 of Regulation D.

3. Securities: (a) Convertible Notes (Note(s)) convertible into shares of the common stock of (Common Stock). The Note(s) shall have a maturity date of twelve months; the unconverted principal balance and any accrued and unpaid interest shall be due and payable in cash on such date. The maturity date of the Note(s) shall be automatically extended for up to 18 one-month periods, unless the Purchaser(s) or any subsequent holder, (Holder(s)) notifies the Company in writing not less than ten (10) days prior to any expiration that the Note(s) will not be extended.

4.   Investment Amount

          $500,000

5. Conversion Terms

     The CAOL Note(s) are convertible into shares of Common Stock (Conversion Shares) at any time after the Closing Date (as defined In Section 14 (b) herein). The effective date (Effective Date) of each conversion shall be the date set forth on the conversion notice (Conversion Notice), provided such Conversion Notice is received by Stone Tower Inc. as escrow agent (Escrow Agent) and the Company, via U.S. mail, facsimile,

5.   Conversion Terms cont'd

     overnight courier, or hand delivery no later than the fifth business day after such date. The price at which the CAOL Note(s) shall be converted (Conversion Price) shall be the lower of (i) the average closing bid price of Company's Common Stock for the five days prior to the Effective Date of the Conversion Notice or (ii) the closing bid price as quoted on NASDAQ Level II on the Closing Date.

6.   Prepayment:

     The CAOL Note(s) may not be prepaid, in whole or in part, without the written consent of Holder(s).

7.   Interest:

     Ten percent (10%) annual rate, payable monthly in arrears in cash (or CAOL common stock (Interest Shares) at the option of CAOL, only if such Interest Shares have been registered and are freely tradable by Holder(s)). Interest shall accrue from the Closing Date and shall be payable on the first business day of each month commencing January 2, 2001. If interest is paid in CAOL common stock the stock shall be valued at the lower of (i) the Average Price for the five trading days immediately preceding the date the interest payment is due; or (ii) the Average Price for the five trading days immediately preceding the date the Interest Shares are delivered to Holder(s).

8.   Placement Fee

     Maximum twelve and one half percent (12.5%) of the investment amount.

9.   Securities Act Exemption

     The CAOL Note(s) are being issued without registration under the Securities Act of 1993 (Securities Act) in reliance on the exemption provided by
     Section 4 (1) of the Securities Act.

10.  Securities Act Registration:

     (a) CAOL shall file an amendment to its registration statement on Form SB2 under the Securities Act including the Conversion Shares and the Interest Shares (Registration Statement Amendment) as soon as reasonably practicable, but not more than fifteen (15) days, after the Closing Date (Filing Date Deadline) and shall use its best efforts to cause such Registration Statement Amendment to be declared effective not later than February 15, 2001 (Effective Date Deadline). (b) Until the earlier of (i) two years from the Closing Date or the date upon which all of the Registerable shares have been sold, CAOL shall maintain the effectiveness of the Registration Statement and/or shall maintain its status as a current filer under the Securities Exchange Act of 1934, so that Purchaser(s) and/or Holder(s) of Registerable Securities may sell such securities without restriction (except for the prospectus delivery requirements of the Securities Act of 1993 and/or Form 144 filing, 10. Securities Act manner of sale and volume limitation provision of Rule 144), Registration during such period. Cont'd

11.  Limitations:

     No Purchaser or subsequent Holder of CAOL Note(s) shall be permitted to convert any CAOL note(s) to the extent that such conversion would cause any Holder to be the beneficial owner of more than 5% of the then outstanding CAOL Common Stock, at that given time. This limitation shall not be deemed to prevent any Holder from acquiring more than an aggregate of 5% of the Common Stock, so long as such Holder does not beneficially own more than 5% of CAOL Common Stock, at any given time. The Holder(s) shall not be entitled to vote any Conversion shares. The prohibition against voting shall terminate upon the bona fide transfer of any Conversion Shares to a third party who is not an affiliate of any Holder(s).

12.  Transferability:

     The CAOL Note(s) shall be freely transferable by the Purchasers or any Holder(s) provided such transfer is in compliance with applicable United States and state securities laws.

13.  Escrow of Common Stock:

     (a) to facilitate the delivery of the Conversion Shares upon any conversion of the CAOL Note(s) in whole or in part , CAOL will issue an aggregate of 10,000,000 shares (twenty certificates of 500,000 shares each) of CAOL Common Stock (Escrow Shares) in the name of Knights Bridge Capital and will deliver the certificates for such shares without legend to the Escrow Agent within five (5) business days of the mutual execution of this Agreement.

     (b) CAOL will deliver on behalf of the Escrow Agent at the address listed below certificates without legend in the name of Knights Bridge Capital for such Escrow Shares:

     Per the instructions of the Escrow Agent

     (c) Escrow Agent shall advise the holder of the securities that upon receipt of the Escrow Shares or any Additional Escrow Shares (as defined in Section 13 (d) herein), to deposit the Escrow Shares and any Additional Escrow Shares into the account of Knights Bridge Capital with the sole signatory on such account to be Stone Tower Inc.

13.  Escrow of Common Stock Cont'd

     At the request of the broker, CAOL will take all necessary actions to cause the Escrow Shares to be transferred promptly into the street name of the broker securities depository.

     (d) If at any time, or from time to time, the Escrow Agent is holding less than 200% of the number of Escrow Shares required to convert the remaining CAOL Notes(s) (based on the then Conversion Price) the Escrow Agent and/or Holder(s) may request in writing that the Company deposit enough additional shares of common Stock with the Escrow Agent (Additional Escrow Shares) so that the Escrow Agent is holding 200% of the number of Escrow Shares required to convert such remaining CAOL Note(s). In no event shall such number of shares exceed 20,000,000. The failure of the Company to deliver such Additional Escrow Shares within ten business days of such a demand shall be a material default of this Agreement and in addition to any other remedies, including without limitation specific performance (to which Holder(s) are hereby entitled), shall entitle the Holder(s) to an immediate distribution of Escrow shares in an amount equal to 500,000 Escrow Shares plus an additional 50,000 Escrow Shares for each day after the tenth business day such failure to deliver the additional Escrow Shares continues. (Such distribution shall be made by the Escrow Agent to the Holder(s) pro-rata to the principal amount of CAOL Note(s) held by each Holder.) CAOL acknowledges that its obligation for any Additional Escrow Shares is additional compensation to Purchaser(s) for the risk of potential failure or refusal of CAOL to deliver Additional Escrow Shares, and is not a penalty.

     (e) Upon the earlier of (i) thirty (30) days after the date upon which the last remaining CAOL Note(s) has been fully converted into Conversion Shares with interest paid in full; or (ii) the full payment of the remaining principal and interest balance of the CAOL Note(s) the Escrow Agent shall return any remaining Escrow Shares to CAOL.

     (f) If at any time the Escrow Agent is required to deliver to Purchaser(s) or Holder(s) Escrow Shares that have not been registered or may not be sold under Rule 144, the Escrow Agent shall cause CAOL's transfer agent to place a standard restrictive legend on the certificates for such shares prior to transfer and delivery to Holder(s).

14.  Escrow of CAOL Note(s):

     (a) To facilitate the delivery of the Note(s) the Company shall deliver to the Escrow Agent at the address set forth in Section 13(b) within five (5) business days of the mutual execution of

14.  Escrow of CAOL Note(s) Cont'd

     this Agreement twenty (20) CAOL Notes, which have been duly executed by the Company but which are blank as to name and address of the Purchaser(s), principal amount and date of issuance (Issue Date).

     (b) The Escrow Agent shall upon receipt of good funds for the purchase of a CAOL Note(s) fill in the name and address of the Purchaser(s), principal amount and Issue Date. The Escrow Agent shall deliver the completed Note(s) to the Purchaser(s) and the escrowed funds together with a copy of the completed Note(s) to the Company. Upon issuance of the entire $500,000 of Notes the Escrow Agent shall return any remaining unissued blank Notes to Company.

15.  Purchase of CAOL Note(s):

     (a) Purchaser(s) shall deposit with the Escrow Agent said funds for any draw down against the Notes for the purchase of the CAOL Note(s) within five (5) business days of the receipt by the Escrow Agent of the unlegended certificate(s) for the Escrow Shares registered in the name of Stone Tower Inc., the executed blank Notes and a legal opinion acceptable to Purchaser(s) in Form and substance from counsel to CAOL.

     (b) The Escrow Agent shall wire the purchase price for the CAOL Note(s) to CAOL in weekly installments of up to $50,000 in accordance with written instructions and shall deliver the CAOL Notes(s) to Knights Bridge Capital within five business days of confirmation that the Escrow Shares have been transferred into the "street name" of the broker's (as determined in Section 13( c ) herein) securities depository. The date upon which the purchase price for the CAOL Note(s) is wired to CAOL is the "Closing Date."

16.  Representations, Warranties and Covenants of CAOL:

     CAOL makes the following representations, warranties and covenants:

     (a) Organization, Good Standing and Power. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Nevada and has the requisite corporate power to own, lease and operate its properties and assets and to conduct its business as it is now being conducted.

     (b) Authorization: Enforcement. The Company has the requisite corporate power and authority to enter into and perform this Agreement and to issue and sell the CAOL Note(s), and the

16.  Representations, Warranties and Covenants of CAOL cont'd:

     Conversion Shares, in accordance with the terms hereof. The execution, delivery and performance of this Agreement by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary corporate action, and no further consent or authorization of the Company or its Board of Directors or stockholders is required. This Agreement has been duly executed and delivered by the Company. The Agreement constitutes valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, conservatorship, receivership or similar laws relating to, or affecting generally the enforcement of creditor's rights and remedies, or by other equitable principles of general application.

     ( c) Capitalization: CAOL represents and warrants that it has 100,000,000 shares of Common Stock authorized; and no more than 31,185,258 shares have been issued and are outstanding; and that it has no shares of preferred stock authorized and that no shares of preferred stock are issued and outstanding; no more than 45,641,221 shares of Common Stock are reserved for issuance pursuant to stock options and warrants; and no shares of common stock are reserved for conversion of preferred stock, or for any other purpose. CAOL further advises that it pursuant to another financing agreement it has issued 6,500,000 shares currently held in escrow as security for $250,000 of convertible notes and additional warrants to purchase up to 1,500,000 common shares.

     (d) Issuance of Conversion Shares. The Conversion Shares have been duly authorized by all necessary corporate action and when delivered to Holder(s) in accordance with the terms thereof will be validly issued and outstanding, full paid and non-assessable.

17.  Representations and Warranties of Knights Bridge Capital

     Knights Bridge Capital hereby makes the following representations and warranties to the Company:

     (a) Accredited Purchaser. Knights Bridge Capital is an accredited investor as defined in Regulation D promulgated under the Securities Act.

     (b) Organization, Good Standing and Power. Knights Bridge Capital is a corporation organized, validly existing and in

17.  Representations and Warranties of Knights Bridge Capital cont'd:


     good standing under the laws of the Cayman Islands and has the requisite power to own, lease and operate its properties and assets and to conduct its business as it is now being conducted.

     ( c) Authorization; Enforcement. Knights Bridge Capital has the requisite power to enter into and perform this Agreement and to purchase the CAOL Note(s) in accordance with the terms hereof. The execution, delivery and performance of this Agreement by Knights Bridge Capital and the consummation by it of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary action, and no further consent or authorization of Knights Bridge Capital, is required. This Agreement has been duly executed and delivered by Knights Bridge Capital. This Agreement constitutes, or shall constitute when duly executed and delivered by all parties thereto, a valid and binding obligation of Knights Bridge Capital enforceable against Knights Bridge Capital in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, conservatorship, receivership or similar laws relating to, or affecting generally the enforcement of creditor's rights and remedies or by other equitable principles of general application.


18.  Default

     Normal  and  customary   events  of  default:   non-payment   of  interest,
     bankruptcy, breach of representations, warranties and covenants, etc.

19.  Binding Agreement

     The parties shall be legally bound by the above terms and shall execute such further documents as may be required to implement The provisions of this Agreement, including without limitation, An Escrow Agreement, and the CAOL Note(s).

Agreed to and Accepted by:

CathayOnline Inc.


By:
                 Brian Ransom                           Date


By:
       Knights Bridge Capital                           Date

Escrow Agent:


      Stone Tower Inc.
Date

                                                                       EXHIBIT A



                            JOINT ESCROW INSTRUCTIONS

Dated as of the date of the
Financing Terms Agreement
To which These Joint Escrow
Instructions Are Attached

Stone Tower Inc.
27 - Reid Street, 1st Floor
P.O. Box HM 3051
Hamilton, HM NX, Bermuda

Dear Sirs:

         As escrow agent for CathayOnline Inc. (CAOL) and Knights Bridge Capital as named in the Financing Terms Agreement between CAOL, Knights Bridge Capital and Escrow Agent to which a copy of these Joint Escrow Instructions is attached as EXHIBIT A (Agreement), you (Escrow Agent) are hereby authorized and directed to hold and disburse the Escrow Shares, Additional Escrow Shares and funds deposited with Escrow Agent by Purchaser(s) delivered to the Escrow Agent pursuant to the terms of the Agreement (Escrow Property):

         1. The Escrow Agent's duties hereunder may be altered, amended, modified or revoked only by a writing signed by CAOL, Knights Bridge Capital and the Escrow Agent.

         2. The Escrow Agent shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by the Escrow Agent to be genuine and to have been signed or presented by the property party or parties. The Escrow Agent shall not be personally liable for any act the Escrow Agent may do or omit to do hereunder as Escrow Agent while acting in good faith, except for fraud, willful misconduct, or gross negligence, and any act done or omitted by the Escrow Agent pursuant to the advice of the Escrow Agent's attorneys-at-law shall be evidence of such good faith.

         3. The fees, if any, and disbursements of the Escrow Agent chargeable in respect of services provided in the capacity as Escrow Agent pursuant to this Escrow Agreement will be the responsibility of the Seller.


         4. The Escrow Agent is hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law and is hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case the Escrow Agent obeys or complies with any such order, judgment or decree, the Escrow Agent shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

         5. The Escrow Agent shall not be liable in any respect on account of the identity, authorities or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.

         6. The Escrow Agent shall be entitled to employ such legal counsel and other experts as the Escrow Agent may deem necessary properly to advise the Escrow Agent in connection with the Escrow Agent's duties hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation therefore. The Escrow Agent has acted as legal counsel for Seller in connection with the Agreement and may continue to act as legal counsel for Seller, from time to time, notwithstanding its duties as Escrow Agent hereunder. The Purchaser hereby waives any and all claims and allegations of conflict in relation to the Escrow Agent's continued representation of the Seller as her attorney.

         7. The Escrow Agent's responsibilities as Escrow Agent hereunder shall terminate if the Escrow Agent shall resign by written notice to the Seller and the Purchaser. In the event of such resignation, the Purchaser and the Seller shall appoint a successor Escrow Agent.

         8. If the Escrow Agent reasonably requires other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

         9. It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the Escrow Property held by the Escrow Agent hereunder, the Escrow Agent is authorized and directed in the Escrow Agent's sole discretion (1) to retain in the Escrow Agent's possession without liability to anyone all or any part of the said Escrow Property until such disputes shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but the Escrow Agent shall be under no duty whatsoever to institute or defend any such proceedings or (2) to delver the Escrow Property held by the Escrow Agent hereunder to a state or federal court having competent subject matter jurisdiction in accordance with the applicable procedure therefore.

         10. The Seller and the Purchaser agree jointly and severally to indemnify and hold harmless the Escrow Agent from any and all claims, liabilities, costs or expenses in any way arising from or relating to the duties or performance of the Escrow Agent hereunder other than any such claim, liability, cost or expense to the extent the same shall have been determined by final, unappealable judgment of a court of competent jurisdiction to have resulted from fraud, gross negligence or willful misconduct of the Escrow Agent.

         11. In the event of any action or proceeding brought by any party against another this Agreement and/or the Financing Terms Agreement, the prevailing party or parties shall be entitled to recover all expenses incurred through the date of final collection, including without limitation, all attorneys' fees.

         12. Any notice required or permitted hereunder shall be given in writing (unless otherwise specified herein) and shall be deemed effectively given upon personal delivery, overnight courier, facsimile or three business days after deposit in the United States Postal Service, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties thereunto entitled at the addresses listed below their signature, or at such other addresses as a party may designate by ten days advance written notice to each of the other parties hereto.

         13. This instrument shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns and shall be governed by the laws of the State of Georgia without giving effect to principles governing the conflicts of laws. A facsimile transmission of these instructions signed by the Escrow Agent shall be legal and binding on all parties hereto.

         14. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided in the Agreement.



CathayOnline Inc.



By:
                                         Name, Title & Date
CathayOnline Inc.
575 Madison Avenue

New York, NY 10022 Tax I.D.

(212) 888-6822   Phone
(212) 888-1212   Fax

Knights Bridge Capital


By:
                         Name, Title & Date

Knights Bridge Capital
27 Reid Street, 1st Floor
P.O. Box HM 3051
Hamilton, HM NX, Bermuda

Tel: 441-295-1820
Fax: 441-295-5491

Escrow Agent




Stone Tower Inc.
27 Reid Street, 1st Floor
P.O. Box HM 3051
Hamilton, HM NX, Bermuda

Tel: 441-295-1820
Fax: 441-295-5491

                               CATHAYONLINE, INC.
                                CONVERTIBLE NOTE

$15,000                                                        February 15, 2001


     FOR  VALUE  RECEIVED,  the  undersigned,   CathayOnline,   Inc.,  a  Nevada
corporation (Company), hereby promises to pay to the order of Knights Bridge Capital, or its lawful assigns (Purchaser), in lawful money of the United States of America, and in immediately available funds, the principal sum of $15,000. The principal hereof and any unpaid accrued interest thereon shall be due and payable on or before 5:00 p.m., Eastern Standard Time, on November 30, 2001 (unless the payment date is accelerated as provided in Section 4 hereof, extended as provided in Section 2 hereof, or unless this Note is converted as set forth in Section 1 hereof). Payment of all amounts due hereunder shall be made at the address of the Purchaser provided for in Section 5 hereof. The Company further promises to pay interest at the rate of ten percent per annum payable monthly on the outstanding principal balance hereof, such interest to be payable in arrears commencing on April 2, 2001 and on the maturity date. Interest shall be payable in cash (or Common Stock (Interest Shares) at the option of the Company, only if such Interest Shares have been registered for resale and are freely tradable. If interest is paid in CAOL common stock the stock shall be valued at the lower of (i) the Average Price for the five trading days immediately preceding the date the interest payment is due; or (ii) the Average Price for the five trading days immediately preceding the date the Interest Shares are delivered to Holder(s).

     This Note is one of a series of Notes issued by the Company pursuant to a Financing Terms Agreement between the Company and Knights Bridge Capital dated as of December 12, 2000 (Financing Terms Agreement). Capitalized terms herein shall have the same meaning as in the Financing Terms Agreement. THE PROVISIONS OF THE FINANCING TERMS AGREEMENT ARE INCORPORATED HEREIN BY REFERENCE.

     In connection with any conversion of the Note into any Conversion Shares, the Company has placed into escrow with St. George's Trust Company Limited (the Escrow Agent) an aggregate of 10,000,000 shares of Common Stock (Escrow Shares) pursuant to the terms of Joint Escrow Instructions dated as of December 12, 2000. THE PROVISIONS OF THE JOINT ESCROW INSTRUCTIONS ARE INCORPORATED HEREIN BY REFERENCE.

     1. CONVERSION. The Purchaser or any subsequent holder or holders (Holder(s) of this Note is entitled, at its option, at any time and in whole or in part, until maturity hereof (as extended by Holder(s)) to convert the principal amount of this Note or any portion of the principal amount hereof into Shares of Common Stock at lower of (a) the average of the closing bid price (Closing Bid Price) of the Company's Common Stock for the five-day trading period ending on the day prior to the Effective Date (Average Price) times (x); or (b) the Closing Bid Price on the Closing Date.

     In the event a Registration Statement Amendment covering the Conversion Shares is not filed by the Filing Date Deadline and/or shall not become effective by the Effective Date Deadline (a) for the first month or part thereof after the Filing Date Deadline that the Registration Statement Amendment has not been filed; and/or (b) for the first month or part thereof after the Effective Date Deadline that the Registration Statement Amendment has not become effective; for each additional month or part thereof commencing one month after the Effective Date Deadline, for up to two years from the Closing Date, that the Registration Statement Amendment has not been made effective with a current prospectus available, or the Registration Statement Amendment ceases to be effective with a current prospectus available; or the Conversion Shares cannot be sold pursuant to SEC Rule 144 (d) (subject only to Form 144 filing, manner of sale and volume limitation provisions of Rule 144).

     For purposes of this Note, the Closing Bid Price shall be the closing bid price of the Common Stock as reported by the National Association of Securities Dealers Automated Quotation System Level II (Nasdaq), or the closing bid price in the over-the-counter market; or, in the event the Common Stock is listed on a stock exchange, the closing bid price value per share shall be the closing price on the exchange, as reported in the Wall Street Journal. The shares of Common Stock issued upon conversion of the Note are herein referred to as Conversion Shares. Such conversion shall be effectuated by surrendering the Note to be converted to the Escrow Agent, with the form of Conversion Notice attached hereto as Exhibit 1, executed by the Holder(s) of this Note evidencing such Holder(s)' intention to convert this Note or a specified portion hereof (as above provided). The Effective Date shall be the date set forth on the Conversion Notice, provided such Conversion Notice is received by the Escrow Agent and the Company, via U.S. mail, overnight courier, hand delivery or facsimile, no later than the fifth business day after such date.

     Upon recording the amount converted and amount of indebtedness remaining under the Note, set forth in the Conversion Notice on the grid comprising the last page of the Note (Principal Reduction Grid), the Escrow Agent shall send a copy of the revised Principal Reduction Grid to the Company and shall send a copy of the revised Principal Reduction Grid to the Holder(s). Escrow Agent shall also deliver the Conversion Shares to Holder(s)

     The Company has authorized and has reserved and covenants to continue to reserve, free of preemptive rights and other similar contractual rights of stockholders, a sufficient number of its authorized but unissued shares of Common Stock to satisfy the rights of conversion of the holder or holders (Holder(s)) of this Note.

     2. EXTENSION OF MATURITY DATE. The maturity date shall be automatically extended for up to eighteen (18) one-month periods, unless the Holder(s) notifies the Company in writing not less than 10 days prior to any expiration that the Notes will not be extended.

     3. PREPAYMENT. This Note shall not be prepaid, in whole or in part, without the prior written consent of the Holder(s).

     4. DEFAULT. The occurrence of any one of the following events shall constitute an Event of Default:

     (a) The non-payment, when due, of any principal or interest pursuant to this Note;

     (b) The material breach of any representation or warranty in this Note, the Financing Terms Agreement or in the Joint Escrow Instructions. In the event the Holder(s) becomes aware of a breach of this Section 4(b), the Holder(s) shall notify the Company in writing of such breach and the Company shall have five business days after notice to cure such breach;

     (c) The breach of any covenant or undertaking in this Note, the Financing Terms Agreement or in the Joint Escrow Instructions, not otherwise provided for in this Section 5;

     (d) A  default  shall  occur  in  the  payment  when  due  (subject  to any applicable grace period), whether by acceleration or otherwise, of any indebtedness of the Company or an event of default or similar event shall occur with respect to such indebtedness, if the effect of such default or event (subject to any required notice and any applicable grace period) would be to accelerate the maturity of any such indebtedness or to permit the holder or holders of such indebtedness to cause such indebtedness to become due and payable prior to its express maturity;

     (e) The failure of the Company to file any report or amendment to a report under the Securities Exchange Act of 1934 more than ten days after such report or amendment was required to be filed.

     (f) The commencement by the Company of any voluntary proceeding under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, receivership, dissolution, or liquidation law or statute of any jurisdiction, whether now or hereafter in effect; or the adjudication of the Company as insolvent or bankrupt by a decree of a court of competent jurisdiction; or the petition or application by the Company for, acquiescence in, or consent by the Company to, the appointment of any receiver or trustee for the Company or for all or a substantial part of the property of the Company; or the assignment by the Company for the benefit of creditors; or the written admission of the Company of its inability to pay its debts as they mature; or

     (g) The commencement against the Company of any proceeding relating to the Company under any bankruptcy, reorganization, arrangement, insolvency, adjustment of debt, receivership, dissolution or liquidation law or statute of any jurisdiction, whether now or hereafter in effect, provided, however, that the commencement of such a proceeding shall not constitute an Event of Default unless the Company consents to the same or admits in writing the material allegations of same, or said proceeding shall remain undismissed for 20 days; or the issuance of any order, judgment or decree for the appointment of a receiver or trustee for the Company or for all or a substantial part of the property of the Company, which order, judgment or decree remains undismissed for 20 days; or a warrant of attachment, execution, or similar process shall be issued against any substantial part of the property of the Company.

     Upon the occurrence of any Default or Event of Default, the Holder(s) may, by written notice to the Company, declare all or any portion of the unpaid principal amount due to Holder(s), together with all accrued interest thereon, immediately due and payable, in which event it shall immediately be and become due and payable, provided that upon the occurrence of an Event of Default as set forth in paragraph (f) or paragraph (g) hereof, all or any portion of the unpaid principal amount due to Holder(s), together with all accrued interest thereon, shall immediately become due and payable without any such notice.

     5. NOTICES. Notices to be given hereunder shall be in writing and shall be deemed to have been sufficiently given if sent by first class or certified mail, overnight courier, delivered personally or sent by facsimile transmission. Notice shall be deemed to have been received on the date and time of personal delivery, delivery by overnight courier, certified mail or facsimile transmission.

         Notices shall be given to the following addresses:

         If to the Company:

         CathayOnline, Inc.
         437 Madison Avenue
         33rd Floor
         New York, NY  10022
         Tel: (212) 888-6822
         Fax: (212) 888-1212

         Attn:  Brian Ransom, President

         If to the Purchaser:

         Knights Bridge Capital
         27 Reid Street, 1st Floor
         Hamilton, Bermuda
         Fax: 441-295-5491
         Tel:  441-295-1820

         If to the Escrow Agent:

         St. George's Trust Company Limited
         27 Reid Street, 1st Floor
         Hamilton, Bermuda
         Fax: 441-295-5491
         Tel:  441-295-1820

     6. LIMITATION. Notwithstanding any other provision of this Note (including, without limitation, all Exhibits hereto) to the contrary, no individual Holder(s) of this Note or any portion of this Note shall be required to accept (through the issuance to such person of Interest Shares or otherwise), or be permitted to exercise any of the conversion rights to receive securities of the Company, if such action would result in the Holder(s) becoming at any particular time the beneficial owner of an aggregate of more than 5% of the then outstanding Common Stock of the Company, as calculated pursuant to Section 13 of the Securities Exchange Act of 1934 (the Exchange Act) and Regulation 13D-G promulgated thereunder. The foregoing shall not prohibit the Holder(s) from receiving any remaining amounts owed under this Note to such Purchaser or Holder(s) from the Company, or to receive in the aggregate securities exceeding such amount, so long as Holder(s) does not have beneficial ownership of an aggregate of more than 5% of the outstanding Common Stock at any given time.

     7. CONSENT TO JURISDICTION AND SERVICE OF PROCESS. The Company consents to the jurisdiction of any court of the State of Nevada and of any federal court located in Nevada. The Company waives personal service of any summons, complaint or other process in connection with any such action or proceeding and agrees that service thereof may be made, as the Purchaser or Holder(s) may elect, by certified mail directed to the Company at the location provided for in Section 6 hereof, or, in the alternative, in any other form or manner permitted by law.

     8. GOVERNING LAW. THIS NOTE HAS BEEN PURCHASED IN THE STATE OF NEVADA AND SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEVADA APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY THEREIN, WITHOUT GIVING EFFECT TO THE RULES OR PRINCIPLES OF CONFLICTS OF LAW.

     9. ATTORNEYS FEES. In the event the Holder(s) hereof shall refer this Note to an attorney for collection, the Company agrees to pay all the costs and expenses incurred in attempting or effecting collection hereunder or enforcement of the terms of this Note, including reasonable attorney's fees, whether or not suit is instituted.

     10. CONFORMITY WITH LAW. It is the intention of the Company and of the Holder(s) to conform strictly to applicable usury and similar laws. Accordingly, notwithstanding anything to the contrary in this Note, it is agreed that the aggregate of all charges which constitute interest under applicable usury and similar laws that are contracted for, chargeable or receivable under or in respect of this Note, shall under no circumstances exceed the maximum amount of interest permitted by such laws, and any excess, whether occasioned by acceleration or maturity of this Note or otherwise, shall be canceled automatically, and if theretofore paid, shall be either refunded to the Company or credited on the principal amount of this Note.

     IN WITNESS WHEREOF, the Company has signed and sealed this Note as of the date set forth above.


CathayOnline, Inc.

By:
     ---------------------------------------
                       (Signature)


                  (name)


                         (title)



                            PRINCIPAL REDUCTION GRID


          Date                  Principal             Principal Converted      Adjusted Principal       Conversion Shares
                                                                                                            Delivered
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